Exhibit 99.1

Pine Technology Acquisition Corp. and Tomorrow.io

Agree to Terminate Merger Agreement

Aurora and Boston, March 7, 2022 – Pine Technology Acquisition Corp. (Nasdaq: PTOC, PTOCW, PTOCU), a special purpose acquisition company (“Pine Technology”), and The Tomorrow Companies Inc. (“Tomorrow.io”) today announced that they have agreed to terminate the previously announced agreement and plan of merger (the “Business Combination Agreement”) due to market conditions and will not complete their previously announced business combination.

Pine Technology intends to continue to pursue the consummation of a business combination with an appropriate target.

Additional information about the termination of the Business Combination Agreement will be provided in a Current Report on Form 8-K to be filed by Pine Technology with the SEC and available at www.sec.gov.

About Pine Technology Acquisition Corp.

Pine Technology Acquisition Corp. is a special purpose acquisition company (SPAC) formed for the purpose of targeting one or more businesses in the insurance-related technology (InsurTech) sector for its initial business combination. Pine Technology is led by CEO and Director Christopher Longo, the Founder and CEO of tech-focused commercial insurance managing general agent and brokerage, Novum Underwriting Partners, and the former CIO and COO of AmTrust Financial Services, Inc. (“AmTrust”) and non-Executive Chairman Adam Karkowsky, who currently serves as the President of AmTrust. Pine Technology Acquisition Corp. was founded in December 2020 and its Units, Class A common stock and warrants are listed on the Nasdaq under the symbols PTOCU, PTOC, and PTOCW, respectively.

About Tomorrow.io

Tomorrow.io is The World’s Weather and Climate Security Platform, helping countries, businesses, and individuals manage their weather and climate security challenges. The platform is fully customizable to any industry impacted by the weather. Customers around the world, including Uber, Delta, Ford, National Grid, and more use Tomorrow.io to dramatically improve operational efficiency. Tomorrow.io was built from the ground up to help teams prepare for the business impact of weather by automating decision-making and enabling climate adaptation at scale.

Forward-Looking Statements

This press release includes statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under applicable securities laws, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Pine Technology’s pursuit of an appropriate target. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the registration statement on Form S-1, including Pine Technology’s prospectus (the “Prospectus”), filed by Pine Technology with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other documents of Pine Technology filed, or to be filed, with the SEC. There may be additional risks that Pine Technology and Tomorrow.io presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pine Technology’s and Tomorrow.io’s expectations, plans or forecasts of future events and views as of the date of this press release. Pine Technology and Tomorrow.io anticipate that subsequent events and developments will cause their assessments to change. However, while Pine Technology and Tomorrow.io may elect to update these forward-looking statements at some point in the future, Pine Technology and Tomorrow.io specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pine Technology’s and Tomorrow.io’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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